As filed with the Securities and Exchange Commission on February 12, 2002

                           SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant /  /


Check the appropriate box:
/ / Preliminary Proxy Statement                /  / Confidential, For Use of the Commission Only (as
                                                    permitted by Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12



                    Merrill Lynch Municipal Bond Fund, Inc.
                P.O. Box 9011 Princeton, New Jersey 08543-9011
------------------------------------------------------------------------------
               (Name of Registrants as Specified In Its Charter)

                                 SAME AS ABOVE
------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X / No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
------------------------------------------------------------------------------
(5) Total fee paid:

------------------------------------------------------------------------------

 / / Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
------------------------------------------------------------------------------
(3) Filing Party:
------------------------------------------------------------------------------
(4) Date Filed:

          MERRILL LYNCH FLORIDA LIMITED MATURITY MUNICIPAL BOND FUND
 A SERIES OF MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST


Dear Shareholder:

     As a shareholder of Merrill Lynch Florida Limited Maturity Municipal Bond Fund (the "Florida Fund"), a series of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust ("Limited Maturity Trust"), you are being asked to consider the following:

     (1) the election of the Board of Trustees of Limited Maturity Trust; and

     (2) the acquisition of the Florida Fund by the Limited Maturity Portfolio (the "Limited Maturity Portfolio"), a series of Merrill Lynch Municipal Bond Fund, Inc. ("Municipal Bond Fund").

     The acquisition of the Florida Fund by the Limited Maturity Portfolio is referred to as the "Reorganization." The following chart outlines the Reorganization structure.


---------------------------------------------- --------------------------------------------------------------
                    Surviving Fund                                     Acquired Fund
---------------------------------------------- --------------------------------------------------------------
The Limited Maturity Portfolio of               Merrill Lynch Florida Limited Maturity Municipal Bond Fund
Merrill Lynch Municipal Bond Fund, Inc.
---------------------------------------------- --------------------------------------------------------------


     On March 18, 2002, the Florida Fund will hold a Special Meeting of Shareholders to elect the Board of Trustees of Limited Maturity Trust and to consider the Reorganization. A joint proxy statement and prospectus, which provides information about the election of the Board of Trustees and the Reorganization, is enclosed along with a Question and Answer Sheet that addresses frequently asked questions.

     You are being asked to elect a Board of Trustees of Limited Maturity Trust to serve until their successors have been duly elected and qualified, until their earlier resignation or removal or until the termination of Limited Maturity Trust.

     You are also being asked to approve the Agreement and Plan of Reorganization (the "Agreement and Plan") whereby the Limited Maturity Portfolio will acquire substantially all of the assets, and assume substantially all of the liabilities, of the Florida Fund and will simultaneously distribute to the Florida Fund newly-issued shares of the Limited Maturity Portfolio. These shares will then be distributed to the shareholders of the Florida Fund on a proportionate basis. The shares of the Limited Maturity Portfolio that you receive will be the same class as the shares you held in the Florida Fund immediately prior to the Reorganization.

When the Reorganization is completed, the Florida Fund will be terminated as a series of Limited Maturity Trust and Limited Maturity Trust will be terminated as a Massachusetts business trust.

     The investment objectives of the Florida Fund and the Limited Maturity Portfolio are similar; however, they differ with respect to how shares are treated for purposes of Florida intangible personal property tax. The investment objective of the Florida Fund is to provide shareholders with income exempt from Federal income taxes and the opportunity to own shares whose value is exempt from Florida intangible personal property tax. The investment objective of the Limited Maturity Portfolio is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with its investment policies.

     The Board of Trustees of Limited Maturity Trust believes that the Reorganization is in the best interests of the Florida Fund and its shareholders. It encourages shareholders to vote FOR the Reorganization after carefully reviewing the enclosed materials. The Board of Trustees also recommends voting FOR the election of the Trustee nominees.

     Your vote is important. Please take a moment now to sign, date and return your proxy card in the enclosed postage paid return envelope. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the internet, you may take advantage of these voting options. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder, reminding you to vote your shares.

     If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact Georgeson Shareholder, at 1-866-515-0325.

                                           Sincerely,


                                           Alice P. Pellegrino
                                           Secretary of
                                           Merrill Lynch Multi-State Limited
                                           Maturity Municipal Series Trust

Enclosure

         In this Question and Answer Sheet, we will refer to the funds involved in the Reorganization as follows:

------------------------------------------------------------ ---------------------------------------------------
Fund Name                                                    Abbreviation
------------------------------------------------------------ ---------------------------------------------------
Merrill Lynch Municipal Bond Fund, Inc.                      Municipal Bond Fund
------------------------------------------------------------ ---------------------------------------------------
The Limited Maturity Portfolio                               Limited Maturity Portfolio or the Surviving Fund
------------------------------------------------------------ ---------------------------------------------------
Merrill Lynch Multi-State Limited Maturity Municipal         Limited Maturity Trust
Series Trust
------------------------------------------------------------ ---------------------------------------------------
Merrill Lynch Florida Limited Maturity Municipal Bond Fund   Florida Fund
------------------------------------------------------------ ---------------------------------------------------


Q.   Why am I receiving this proxy statement and prospectus?

A. As a shareholder of the Florida Fund, a series of Limited Maturity Trust, you are being asked to do the following:

     (1)  Vote on the election of the Board of Trustees of Limited Maturity
          Trust.

     (2) Approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan") between Municipal Bond Fund and Limited Maturity Trust under which the Limited Maturity Portfolio, a series of Municipal Bond Fund, will acquire substantially all of the assets, and will assume substantially all of the liabilities, of the Florida Fund in return for an equal aggregate value of newly-issued shares of the Limited Maturity Portfolio. Such shares will then be distributed on a proportionate basis to shareholders of the Florida Fund. This transaction is referred to as the "Reorganization."

          The Reorganization and the election of the Board of Trustees requires the approval of the shareholders of the Florida Fund as described below.

Q.   Who is receiving this proxy statement and prospectus?

A. Shareholders of the Florida Fund are receiving this proxy statement and prospectus.

     Shareholders of the Limited Maturity Portfolio are not receiving this proxy statement and prospectus because they will not vote on the Reorganization or the election of Trustees.

Q.   Will there be a Shareholders' Meeting?

A. Yes, a Special Meeting of Shareholders of the Florida Fund (the "Meeting") will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, March 18, 2002, at 9:00 a.m., Eastern time.

Q. Which Fund will be the Surviving Fund and which Fund will be the Acquired Fund in the Reorganization?

A. The Limited Maturity Portfolio will be the Surviving Fund and the Florida Fund will be the Acquired Fund.

Q.   Will the Reorganization change my privileges as a shareholder?

A. Your rights as a shareholder will not change in any substantial way as a result of the Reorganization. In addition, the shareholder services available to you after the Reorganization will be substantially the same as the shareholder services currently available to you.

Q. As an owner of shares of the Florida Fund, will I own the same class of shares of the Limited Maturity Portfolio after the Reorganization as I currently own?

A. Yes. The shares of the Limited Maturity Portfolio that you receive in the Reorganization will be the same class as the shares you currently own in the Florida Fund. For example, if you own Class B shares of the Florida Fund, you will receive Class B shares of the Limited Maturity Portfolio as a result of the Reorganization.

Q.   How is the Reorganization expected to benefit shareholders?

A.   Shareholders should consider the following:

     o After the Reorganization, it is expected that you will remain invested in an open-end fund with a substantially larger combined asset base;

     o After the Reorganization, it is expected that you will experience improved economies of scale as shareholders of the Surviving Fund, which should result in reduced operating expenses for the Surviving Fund;

     o After the Reorganization, it is expected that you will benefit from greater flexibility in portfolio management as shareholders of the Surviving Fund;

     o After the Reorganization, you will be invested in a diversified fund; and

     o After the Reorganization, you can still redeem your shares or exchange them into certain other Merrill Lynch mutual funds.

     Note that after the Reorganization, you will no longer own shares whose value is exempt from Florida intangible personal property tax; however, it is expected that any tax benefits lost will be more than offset by the Surviving Fund's lower expected total operating expense ratio;

Q.   Will the Reorganization affect the value of my investment?

A. The value of your investment will not change as a result of the Reorganization.

Q. As an owner of shares of the Florida Fund, will I own the same number of shares of the Limited Maturity Portfolio after the Reorganization as I currently own?

A. No. You will receive newly-issued shares of the Limited Maturity Portfolio that have the same aggregate net asset value as the shares of the Florida Fund owned by you as of the close of business on the New York Stock Exchange on the business day prior to the date on which the Reorganization takes place (the "Valuation Time"). The number of shares you receive will depend on the relative net asset values of the shares of the Florida Fund and the Limited Maturity Portfolio as of the Valuation Time. For example, assume that you own 10 Class A shares of the Florida Fund. If the net asset value of that Fund's Class A shares as of the Valuation Time is $6 per share, and the net asset value of the Class A shares of the Limited Maturity Portfolio as of the Valuation Time is $12 per share, you will receive 5 Class A shares of the Limited Maturity Portfolio in the Reorganization. The aggregate net asset value of your investment will not change in connection with the Reorganization. (10 Florida Fund Class A shares x $6 = $60; 5 Limited Maturity Portfolio Class A shares x $12 = $60).

     Thus, if as of the Valuation Time the net asset value of the shares of the Limited Maturity Portfolio is higher than the net asset value of the Florida Fund shares, you will receive fewer shares of the Limited Maturity Portfolio in the Reorganization than you held in the Florida Fund. On the other hand, if as of the Valuation Time the net asset value of the shares of the Limited Maturity Portfolio is lower than the net asset value of the Florida Fund shares, you will receive a greater number of shares of the Limited Maturity Portfolio in the Reorganization than you held in the Florida Fund. Either way, the aggregate net asset value of your shares immediately after the Reorganization will be the same as it was as of the Valuation Time.

Q.   What are the tax consequences for shareholders?

A. The Reorganization is structured as a tax-free transaction so that the completion of the Reorganization itself will not result in Federal income tax liability for shareholders of the

     Florida Fund. The Florida Fund and the Limited Maturity Portfolio will receive an opinion of counsel with respect to the tax-free treatment of the Reorganization.

     The tax consequences associated with an investment in shares of the Florida Fund are substantially similar to the tax consequences associated with an investment in shares of the Limited Maturity Portfolio, except that the value of shares of the Limited Maturity Portfolio are not exempt from Florida intangible personal property tax.

Q.   Who will manage the Surviving Fund after the Reorganization?

A. Fund Asset Management, L.P. serves as the manager for the Florida Fund and Municipal Bond Fund and will be the manager of the Surviving Fund after the Reorganization. The current portfolio manager for the Limited Maturity Portfolio is Peter J. Hayes and it is expected that Mr. Hayes will continue as portfolio manager for the Surviving Fund.

Q.   What will the name of the Surviving Fund be after the Reorganization?

A. The Surviving Fund's name will be the Limited Maturity Portfolio of Merrill Lynch Municipal Bond Fund, Inc.

Q. How will approval of the Reorganization affect my vote for election of the Board of Trustees?

A. If the shareholders of the Florida Fund do not approve the Reorganization, then the Board of Trustees of Limited Maturity Trust elected at the Meeting will continue to serve as the Trustees of Limited Maturity Trust until their successors have been duly elected and qualified or until their earlier resignation or removal. If the shareholders of the Florida Fund approve the Reorganization, you will become a shareholder of the Limited Maturity Portfolio. The Board of Directors of Municipal Bond Fund is responsible for the overall supervision of the operations of the Limited Maturity Portfolio.

Q.   Why is my vote important?

A. A quorum for purposes of the Meeting means one-third of the outstanding shares of the Florida Fund, present at the Meeting in person or by proxy.

     The election of the Board of Trustees of Limited Maturity Trust requires the affirmative vote of a majority of the shares of the Florida Fund represented at the Meeting.

     Approval of the Reorganization requires the affirmative vote of the shareholders of the Florida Fund, voting together as a single class, representing a majority of the outstanding shares.

     The Board of Trustees of Limited Maturity Trust urges every shareholder to vote. Please read all proxy materials thoroughly before casting your vote.

Q.   How can I vote?

A. You may vote by signing, dating and returning your proxy card in the enclosed postage-paid envelope. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these voting options. You may also vote in person at the Meeting. If you submitted a proxy by mail, by telephone or on the Internet, you may withdraw it at the Meeting and then vote in person at the Meeting or you may submit a superseding proxy by mail, by telephone or on the Internet.

Q.   Has the Florida Fund retained a proxy solicitation firm?

A. Yes, the Florida Fund has retained Georgeson Shareholder to assist in the solicitation of proxies for the Meeting. While the Florida Fund expects most proxies to be returned by mail, the Florida Fund may also solicit proxies by telephone, fax, telegraph or personal interview.

Q. What if there are not enough votes to reach a quorum or act on a proposal by the date of the Meeting?

A. In order to ensure that we receive enough votes, we may need to take further action. We or our proxy solicitation firm may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls. If, by the time scheduled for the Meeting, the required quorum of the Florida Fund's shareholders is not present or if a quorum is present but sufficient votes to elect the Board of Trustees of Limited Maturity Trust or to approve or disapprove the Agreement and Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders.

Q.   What is the Board of Trustees' recommendation?

A. The Board of Trustees of Limited Maturity Trust recommends that shareholders vote FOR the election of the Trustee nominees and FOR the Reorganization.